SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) March 1, 2010
HARBINGER GROUP INC.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-4219	74-1339132

(Commission File Number)	(IRS Employer Identification No.)

100 Meridian Centre, Suite 350, Rochester, New York	14618

(Address of Principal Executive Offices)	(Zip Code)
(585) 242-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Item 1.01 Entry into Material Definitive Agreement.
Effective March 1, 2010, Harbinger Group Inc. (the “Company”) entered into a Management and Advisory Services Agreement (the “Management Services Agreement”) with Harbinger Capital Partners LLC, a Delaware limited liability company (“HCP”), pursuant to which HCP has agreed to provide advisory and consulting services to the Company, particularly with regard to identifying and evaluating investment opportunities. HCP is an affiliate of Harbinger Capital Partners Master Fund I, Ltd., Global Opportunities Breakaway Ltd. and Harbinger Capital Partners Special Situations Fund, L.P., who collectively hold approximately 51.6% of the shares of our common stock. HCP is also the employer of Messrs. Falcone, Jenson, Clark and Hladek, who are directors and, in the case of Messrs. Falcone and Jenson, officers of the Company. The Company has agreed to reimburse HCP for (1) its out-of-pocket expenses and its fully-loaded cost (based on budgeted compensation and overhead) of services provided by its legal and accounting personnel (but excluding such services as are incidental and ordinary course activities) and (2) upon the Company’s completion of any transaction, HCP’s out-of-pocket expenses and its fully-loaded cost (based on budgeted compensation and overhead) of services provided by its legal and accounting personnel (but not its investment banking personnel) relating to such transaction, to the extent not previously reimbursed by the Company. Requests by HCP for reimbursement will be subject to review by the Company’s audit committee, after review by the Company’s management. The Company has agreed to indemnify HCP and its affiliates with respect to any liabilities related to HCP’s performance of the services under the Management Services Agreement. The Management Services Agreement has a three-year term, with automatic one-year extensions unless terminated by either party on 90 days’ notice.
The description of the Management Services Agreement is qualified in its entirety by reference to the complete text of the document, a copy of which is attached hereto as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
10.1	Management and Advisory Services Agreement, dated as of March 1, 2010, by and between Harbinger Capital Partners LLC and Harbinger Group Inc.
[SIGNATURE PAGE FOLLOWS]

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARBINGER GROUP INC.
Date: March 5, 2010	By:	/s/ Francis T. McCarron
		Name:	Francis T. McCarron
		Title:	Executive Vice President and Chief Financial Officer

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